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                                                                  Exhibit 10.1.5

                                  BAKER CENTER
                               AMENDMENT OF LEASE

DATE:       May 15, 1997

BETWEEN:    ST. PAUL PROPERTIES, INC.
            435 Peavey Building
            730 Second Avenue South
            Minneapolis, MN 55402                 ("Landlord")

AND:        ONE CALL TELECOM, INC.
            1200 Baker Building
            706 Second Avenue South
            Minneapolis, MN. 55402                ("Tenant")


IN RESPECT OF PREMISES IN:         Baker Building, Minneapolis, MN

LANDLORD AND TENANT hereby agree as follows:

1.    In this Amendment of Lease:

      (a) "Building" means Baker Building located in the city of Minneapolis, Minnesota.

      (b) "Premises" means 3,555 square feet of space on the 12th floor of the Baker Building, as set out in the Lease.

      (c) "Lease" means the lease between Landlord and Tenant dated July 29, 1996, covering the Premises.

      (d)   "Amendment Date" means May 15, 1997.

2. Effective on the Amendment Date, Article 3.01 of the Lease is deleted, and the following is substituted therefor:

      3.01 Term Notwithstanding Article 3.02 and 3.03, the Term of this Lease shall be five (5) years, eleven 11 months and ten (10) days beginning on the twenty second day of the month of July 1996 and ending on the last day of the month of June 2002, unless terminated earlier as provided in this lease.


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3.    Effective on the Amendment Date, Article 4.01 of the Lease is deleted and the following is substituted therefor:

      4.01 Tenant shall pay to Landlord as Annual Rent for the Premises the annual sum of thirty-one thousand nine hundred ninety-five and 00/100 dollars ($31,95.00) in respect of the period July 22, 1996 through June 30, 1997, and thirty-seven thousand three hundred twenty-seven and 50/100 dollars ($37,327.50) in respect of the period July 1, 1997 through June 30, 2002, payable in advance and without notice in monthly installments (each equal to one-twelfth of the Annual Rent) on the Commencement Date and on the first day of each month thereafter during the Term.

4.    Effective on the Amendment Date, the following is added as Article 27.00:

      ARTICLE 27.00 Additional Premises

      27.01 Additional Premises means the area on the twelfth floor of the Building as indicated on Exhibit 1 attached hereto, hereby deemed to contain 1,776 square feet plus, for the calculation of Rent only, an additional 266 square feet of unallocated space in the Building.

      27.02 Term The Term on the Additional Premises shall commence on the "Additional Premises Commencement Date" which shall be July 1, 1997, subject to the substantial completion of Tenant Improvements set forth in Article 28.00 of this Amendment of Lease and terminate on the same day of the Premises.

      27.03 Rent Tenant shall pay to Landlord as Annual Rent for the Additional Premises, the annual sum twenty-one thousand four hundred forty-one and 00/100 dollars ($21,441.00). Rent shall be paid in equal monthly payments at the time and in the same manner as Annual Rent payments are to be made pursuant to the Lease.

      27.04 Occupancy Costs Tenant shall pay, as additional rent, Occupancy Costs in respect of the Additional Premises at the time and in the same manner as payment of Occupancy Costs are to be made pursuant to the Lease.


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5.    Effective on the Amendment Date, the following is added as Article 28.00:

      ARTICLE 28.00 Landlord's Work

      28.01 Landlord will construct Tenant Improvements to the Additional Premises in accordance with the "Plan" which is attached hereto as
            Exhibit 2. All other work necessary for occupancy of the Additional Premises by Tenant will be Tenant's responsibility.

6.    Effective on the Amendment Date, the following is added as Article 29.00:

      ARTICLE 29.00 Option Space

      29.01 Option Space In the event there has been no default by Tenant, Tenant shall have the right to lease the space ("Option Space") containing 1,461 square feet, more or less, on the twelfth (12) floor of the Building as generally indicated on Exhibit 1, plus for calculation of Rent only, an additional 219 square feet of unallocated space in the Building, upon the terms and conditions set out in this Article 29.00, if

            (a) Tenant is not in default under this Lease at the time such option is exercised and at the time such option is to commence, and

            (b) Tenant delivers to Landlord not later than October 1, 1997 written notice exercising its right to lease the Option Space.

            If Tenant fails to exercise its right to lease the Option Space, Tenant shall have no further right to lease the Offer Space under this Article 29.00.

            Terms A lease of space under this Article 29.00 shall contain the following:

            (a) Annual Rent shall be equal to $17,640.00 payable in monthly installments in accordance with the Lease;

            (b) Occupancy Costs shall be determined in accordance with this Lease;


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            (c)   Commencement Date for the lease of Option Space shall be the later of August 1, 1998 or Fifteen (15) days notice from Landlord that the Offer Space is available.

            (d) Term shall end on the expiration or earlier termination of the Lease, subject to the same option to extend as the Lease;

            (e) Landlord will deliver the Option Space to Tenant with the following work done at Landlord's expense:

                  o Demolition and construction of interior walls in accordance with attached Exhibit 3.

                  o Install new building standard carpet and wall covering throughout the Option Space. Carpet and wall covering are to be selected by Tenant from Landlord building standard selection.

                  o     Patch where needed due to demolition of interior walls.

                  o Patch, as close as reasonably possible to existing, ceiling in areas where interior walls were removed.

                  o     Relocate existing door as shown on attached Exhibit 3.

                  o     Install one (1) light fixture as shown on attached
                        Exhibit 3.

            (f) These other terms and conditions shall be as set out in this lease.

      29.02 Documentation Within fifteen (15) days of receipt from Landlord, Tenant shall execute and deliver to Landlord those instruments Landlord may request to evidence any lease of space under this
            Article 9.00.


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      29.03 Non-Severabililty  The rights of Tenant under this Article 29.00 shall not be severed from this Lease or separately sold, assigned, or otherwise transferred, and shall expire on the expiration or earlier termination of this Lease.

7.    The following is added as Article 30.00

      ARTICLE 30.00 EXTENSION OF TERM

      30.01 Grant In the event there has been no default by Tenant, Landlord hereby grants to Tenant the one-time option to extend the Term upon the terms and conditions set out in this Article 30.00, if

            (a) Tenant is not in default under this Lease at the time such option is exercised and at the time such extension is to commence; and

            (b) Tenant delivers to Landlord, not later than nine (9) months prior to the end of the original Term, written notice exercising its option to extend the Term.

      30.02 Terms  During the extended Term:

            (a) Annual Rent shall be equal to Market Rent as of the commencement of that extended Term, but in no event less than the highest amount set out in Article 4.01;

            (b) Occupancy Costs shall be as determined in the manner set out in Landlord's then-current standard form of lease for the Building;

            (c) the Term shall be three (3) years, commencing upon expiration of the original Term; and

            (d) the other terms and conditions shall be as set out in this Lease, except that there shall be no further right of renewal (in the case of a one time option).


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8.    The following is added as Article 31.00:

      ARTICLE 31.00 MARKET RENT

      31.01 Definition "Market Rent" means the amount of cash (exclusively of Occupancy Costs) which a landlord would receive annually by then renting the space in question assuming the Landlord to be a prudent person willing to lease but being under no compulsion to do so, assuming the Tenant to be a prudent person willing to lease but being under no compulsion to do so, assuming a lease term equal to the term in question, and assuming lease containing the same terms and provisions as those contained in this Lease.

      31.02 Determination of Market Rent Whenever Annual Rent under this Lease is based on the Market Rent Landlord shall initially determine the Market Rent and shall thereupon give Tenant notice of the amount of Annual Rent and the basis on which Landlord made its determination of that amount. Upon receipt of that notice, Tenant shall pay the Annual Rent stated in that notice in the manner set out in Article 4.01.

      31.03 Disagreement on Market Rent

            (a) If Tenant does not agree with the Landlord's determination of Market Rent, Tenant shall nevertheless pay to Landlord the amount set out in the notice Landlord gives under Article
                  31.02 and Tenant shall give notice to Landlord of that disagreement within ten (10) days of receipt of that notice from Landlord.

            (b) If Tenant gives Landlord notice of disagreement, Landlord shall immediately refer the matter to an individual (the "Expert") selected by Landlord, subject to approval by Tenant, such approval not to be unreasonably withheld, who shall be deemed to be acting as an expert and not as an arbitrator. The Expert shall make a determination of Market Rent as expeditiously as possible.

            (c) If the Market Rent as determined by the Expert is greater than the Tenant has paid in accordance with the notice given under
                  Article 31.02, Tenant shall immediately pay to Landlord the difference and shall after that make the


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                  payments of Annual Rent as determined by the Expert. If the
                  Market Rate as determined by the Expert is less than Tenant has paid in accordance with the notice given under Article 31.02, Landlord shall immediately pay to Tenant the difference and Tenant shall after that make the payments of Annual Rent as determined by the Expert.

            (d) If the Market Rent as determined by the Expert is less than 95% of the amount set out in the notice under Article 31.02, Landlord shall bear the costs and reasonable expenses of the Expert. If the Market Rent as determined by the Expert is 95% or more of the amount set out in the notice under Article 31.02, Tenant shall bear the costs and reasonable expenses of the Expert.

Except as specifically provided herein, the terms and conditions of the Lease are confirmed and continued in full force and effect

This Amendment of Lease shall be binding on the heirs, administrators, successors and assigns (as the case may be) of the parties hereto.

IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:                                    TENANT:

ST. PAUL PROPERTIES, INC.                    ONE CALL TELECOM, INC.

By: /s/ R. William Inserra                   By: /s/ Ronald W. Mullins
    --------------------------------             -------------------------------
    R. William Inserra
    Vice President Asset Management          Its: President

5-27-97                                      Ronald W. Mullins
------------------------------------         -----------------------------------
Date Executed                                Please Type Signature

                                             19 MAY 97
                                             -----------------------------------
                                             Date Executed

                                             -----------------------------------
                                             Witness to the signature of Tenant
                                             if not incorporated.


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                                                                       Exhibit 1

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                                                                       Exhibit 3

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